SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of report (Date of earliest event reported): June 30, 2004


                                   SWANK, INC.
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             (Exact Name of Registrant as Specified in its Charter)


     Delaware                             1-5354                  04-1886990
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(State or Other Jurisdiction     (Commission File Number)    (I.R.S. Employer
    of Incorporation)                                        Identification No.)


            90 Park Avenue

            New York, New York                                  10016
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  (Address of Principal Executive Offices)                    (Zip Code)


(Registrant's telephone number, including area code):   (212) 867-2600



                                 Not Applicable

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          (Former Name or Former Address, if Changed Since Last Report)




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Item 2.  Acquisition or Disposition of Assets.
         ------------------------------------

         On June 30, 2004, Swank, Inc. (the "Company") and Wells Fargo Foothill, Inc. (the "Lender") entered into a Loan and Security Agreement (the "Loan Agreement") under which the Company may borrow from the Lender revolving credit loans and obtain the issuance of letters of credit from time to time during the term of the Loan Agreement up to an aggregate amount of $25,000,000. The Loan Agreement contains a $3,000,000 sublimit for the issuance of letters of credit. Outstanding amounts under the Loan Agreement bear interest at a rate per annum based on, at the option of the Company, Wells Fargo Bank, National Association's prime lending rate plus 125 basis points, or the Lender's LIBOR rate plus 375 basis points. The Loan Agreement contains certain customary covenants, including limitations on capital expenditures, indebtedness, liens, restricted payments, and dispositions of assets, a prohibition on changes of control of the Company, and requires the Company to maintain a minimum level of EBITDA. The Company's obligations under the Loan Agreement and related loan documents are secured by substantially all the assets of the Borrower.

         The foregoing is a summary of certain provisions contained in the Loan Agreement and certain related loan documents, copies of which are filed as exhibits to this Current Report on Form 8-K. The summary does not purport to be complete and is qualified in its entirety by reference to the exhibits to this Current Report on Form 8-K.

Item 5.  Other Events and Regulation FD Disclosure.
         -----------------------------------------

         On July 7, 2004, the Company issued a press release announcing, among other things, that it had entered into the Loan Agreement with the Lender. A copy of the press release is attached to this Current Report on Form 8-K as
Exhibit 99.1 and is incorporated by reference herein.

Item 7.  Financial Statements and Exhibits.
         ---------------------------------

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits.
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         Exhibit No.                Description
         -----------                -----------

         4.1 Loan and Security Agreement dated June 30, 2004 between the Company and the Lender.

         4.2 Trademark Collateral Security and Pledge Agreement dated June 30, 2004 between the Company and the Lender.

         4.3 Patent Collateral Assignment and Security Agreement dated June 30, 2004 between the Company and the Lender.

         99.1            Press Release of the Company dated July 7, 2004.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    July 7, 2004                SWANK, INC.


                                     By: /s/ Jerold R. Kassner
                                        -----------------------------------
                                        Jerold R. Kassner, Senior Vice President






















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

Exhibit No.                Description                                  Page
-----------                -----------                                  ----

4.1      Loan and  Security  Agreement  dated June 30,  2004
         between the Company and the Lender.

4.2 Trademark Collateral Security and Pledge Agreement dated June 30, 2004 between the Company and the Lender.

4.3 Patent Collateral Assignment and Security Agreement dated June 30, 2004 between the Company and the Lender.

99.1     Press Release of the Company dated July 7, 2004.























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